UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2004 (December 12, 2004)

TIPPINGPOINT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15715	74-2902814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501B North Capital of Texas Highway

Austin, Texas 78731

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:

(512) 681-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On December 13, 2004, TippingPoint Technologies, Inc. (“TippingPoint”), Topaz Acquisition Corporation (“Merger Sub”) and 3Com Corporation (“3Com”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into TippingPoint (the “Merger”), with TippingPoint continuing after the Merger as the surviving corporation and a wholly owned subsidiary of 3Com. At the effective time of the Merger, each issued and outstanding share of TippingPoint common stock will be converted into the right to receive $47.00 in cash. The Merger is conditioned upon, among other things, regulatory approvals, approval by holders of a majority of TippingPoint common stock and other customary closing conditions. The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 and is incorporated herein by reference.

John McHale, the McHale-Mathesson Foundation, Paul Zito, Z Start I, L.P., the McHale Family Trust, Donald K. McKinney, the McKinney Family Trust, Watershed Capital I, L.P., James E. Cahill, Craig Cantrell, Marc Willebeek-LeMair, and James Hamilton have each entered into a voting agreement and proxy (each, a “Voting Agreement”) providing that, while the Voting Agreement is in effect, their shares will be voted in favor of the proposed Merger and against any proposal that would prevent, impede, delay or adversely affect the Merger. The shares subject to the Voting Agreement represent a majority of TippingPoint issued and outstanding shares.

Other than the Merger and the Voting Agreement, there are no material relationships between TippingPoint and 3Com or any of its affiliates.

On December 12, 2004, Kip McClanahan, the Chief Executive Officer of TippingPoint, and TippingPoint entered into a First Amendment to Employment Agreement, which amends the Employment Agreement, dated as of April 13, 2004, between Mr. McClanahan and TippingPoint. The amendment modifies the existing provision regarding accelerated vesting of Mr. McClanahan’s options to acquire up to 300,000 shares of common stock. Such provision previously provided that 50% of the unvested shares subject to such option will become vested upon a change of control and the remaining 50% of such shares will vest if Mr. McClanahan’s employment is terminated without cause or constructively terminated at any time. The revised provision states that all unvested shares subject to such option will immediately vest upon the one year anniversary of a change of control of TippingPoint, provided that prior to such time Mr. McClanahan’s employment with TippingPoint is not terminated for cause and Mr. McClanahan does not voluntarily terminate his employment other than for good reason. The amendment also terminates the provision requiring TippingPoint to issue 50,000 shares of common stock to Mr. McClanahan upon a change of control of TippingPoint and adds a new provision requiring TippingPoint to issue 50,000 shares of common stock to Mr. McClanahan upon the execution of a mutually agreeable non-competition agreement between TippingPoint and Mr. McClanahan. The non-competition agreement is anticipated to be executed just prior the Merger.

On December 12, 2004, Mr. Adam Chibib, the Chief Financial Officer of TippingPoint, and TippingPoint entered into a First Amendment to Employment Agreement, which amends the Employment Agreement, dated as of April 2004, between Mr. Chibib and TippingPoint. The amendment adds a new provision stating that the provisions regarding accelerated lapsing of forfeiture restrictions on the 82,500 shares of restricted stock held by Mr. Chibib shall not apply to a change of control that closes on or before July 31, 2005. Instead, upon such a change of control, the forfeiture restrictions will lapse upon the earlier of the death of Mr. Chibib or the one year anniversary of such change of control, provided that Mr. Chibib either remains in the employ of TippingPoint until such anniversary or does not materially breach the provisions of a non-competition agreement to be mutually agreed upon between TippingPoint and Mr. Chibib.

The Merger would constitute a change of control under each of the Employment Agreements, as amended by the amendments described above, with Mr. McClanahan and Mr. Chibib.

On December 13, 2004, a committee of the board of directors of TippingPoint (the “Committee”) approved an amendment (the “Amendment to Plan”) to the TippingPoint Fourth Amended and Restated 1999 Stock Option and Restricted Stock Plan (the “Plan”) in order to (i) give discretion to the Committee regarding the effect of a merger or sale of TippingPoint on outstanding options, including the discretion to comply with the terms of the Merger Agreement, and (ii) prohibit any new awards under the Plan after January 18, 2009.

Investor Notices.

TippingPoint will file a proxy statement and other documents regarding the proposed transaction described in this Current Report on Form 8-K with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND SUCH OTHER MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TIPPINGPOINT AND THE PROPOSED TRANSACTION. A definitive proxy statement will be sent to security holders of TippingPoint seeking their approval of the transaction. Investors and security holders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by TippingPoint with the SEC at the SEC’s web site at www.sec.gov. The definitive proxy statement and other relevant documents may also be obtained free of cost by directing a request to William J. Murphy at 512-681-8320.

TippingPoint’s directors and executive officers may be deemed, under Securities and Exchange Commission (“SEC”) rules, to be participants in the solicitation of proxies from the TippingPoint stockholders in connection with the proposed transaction. Information about TippingPoint’s directors and officers can be found in TippingPoint’s Proxy Statements, Annual Reports on Form 10-K and this Current Report on Form 8-K filed with the SEC. Additional information regarding the interests of those persons may be obtained by reading the proxy statement and other documents regarding the proposed transaction when they become available.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

2.1	Agreement and Plan of Merger dated December 13, 2004 by and among 3Com Corporation, Topaz Acquisition Corporation and TippingPoint Technologies, Inc.

99.1	Press Release Dated December 13, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPPINGPOINT TECHNOLOGIES, INC.

December 13, 2004	By:	/s/ Adam Chibib
Adam Chibib
Chief Financial Officer

TIPPINGPOINT TECHNOLOGIES, INC.

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

2.1	Agreement and Plan of Merger dated December 13, 2004 by and among 3Com Corporation, Topaz Acquisition Corporation and TippingPoint Technologies, Inc.

99.1	Press Release dated December 13, 2004